SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                  CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 2, 1996



                   ONE PRICE CLOTHING STORES, INC.
       (Exact name of registrant as specified in its charter)

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
Delaware                       0-15385                 57-0779028
(State or other             (Commission             (IRS Employer
jurisdiction of              File Number)          Identification
incorporation)                                         Number)

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                             Highway 290
                            Commerce Park
                           Duncan, SC 29334
           (Address of principal executive offices; zip code)


   Registrant's telephone number, including area code: 864 433-8888



    (Former name or former address, if changed since last report)





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Item 5.  Other Events

         On April 2, 1996, One Price Clothing Stores, Inc. (the "Company") announced that Ethan S. Shapiro, President and Chief Operating Officer, is no longer an officer, director or employee of the Company. The Company announced that Mr. Henry Jacobs, Chairman and Chief Executive Officer, will assume Mr. Shapiro's officer duties.


Item 7.           Financial Statements and Exhibits.

         (c)               Exhibits

                      1.1 Press Release dated April 2, 1996







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
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
                                        ONE PRICE CLOTHING STORES, INC.
                                        (Registrant)

                                        By:    /s/ Stephen A. Feldman

                                        Name: Stephen A. Feldman

                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        Date: April 2, 1996
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